Exhibit 99.1

NEWS RELEASE

For more information, contact:
Debra J. Richardson, Sr. Vice President
(515) 273-3551, drichardson@american-equity.com
John M. Matovina, Vice Chairman
(515) 457-1813, jmatovina@american-equity.com
D. J. Noble, Chairman
(515) 457-1705, dnoble@american-equity.com
Julie L. LaFollette, Investor Relations
(515) 273-3602, jlafollette@american-equity.com

FOR IMMEDIATE RELEASE
October 31, 2007

American Equity Reports Third Quarter 2007 Earnings

WEST DES MOINES, Iowa (October 31, 2007) – American Equity Investment Life Holding Company (NYSE: AEL), a leading underwriter of fixed rate and index annuities, today reported 2007 third quarter operating income1 of $16.4 million, or $0.28 per diluted common share, compared to third quarter 2006 operating income of $18.9 million, or $0.32 per diluted common share.  Performance results for the third quarter and first nine months of 2007 include:

•	Third quarter 2007 annuity sales of $543.8 million, an increase of 49% over third quarter 2006 annuity sales of $365.9 million

•	Third quarter 2007 investment earnings of a record $183.7 million

•	Aggregate gross spread on annuity reserves of 2.65% for the first nine months of 2007

Third quarter 2007 net income was $7.4 million or $0.13 per diluted common share compared to $9.4 million or $0.16 per diluted common share for the same period in 2006.  Net income for the third quarters of both 2007 and 2006 was significantly impacted by the effects of SFAS 133, dealing with fair value changes in derivatives and embedded derivatives.  For the third quarter of 2007 the net effect of SFAS 133 was a reduction in net income of approximately $9.2 million compared to a reduction of $9.7 million in the third quarter of 2006.

1In addition to net income, American Equity has consistently utilized operating income, a non-GAAP financial measure commonly used in the life insurance industry, as an economic measure to evaluate its financial performance.  Operating income equals net income adjusted to eliminate the impact of (i) net realized gains and losses on investments; and (ii) the impact of SFAS 133, dealing with fair value changes in derivatives and embedded derivatives. Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, American Equity believes a measure excluding their impact is useful in analyzing operating trends.  American Equity believes the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of American Equity’s underlying results and profitability.  A reconciliation of net income to operating income is provided in the accompanying tables.

PACE OF ANNUITY SALES REMAINS STRONG

  New annuity sales of $543.8 million in the third quarter of 2007 were up significantly compared to third quarter 2006 annuity sales of $365.9 million, an increase of 49%.  Based upon industry data released in August 2007, AEL climbed to a third place market share after sales hit $622.5 million in the second quarter of 2007.  For the first nine months of this year, aggregate annuity sales reached $1.6 billion, an improvement of 11% compared to $1.4 billion for the same period in 2006.

The company believes current market conditions are favorable to continued steady growth in its sales.  Economic factors such as the recent reduction in short-term interest rates, steepening of the yield curve and equity market volatility have helped to make safe money alternatives including fixed rate and index annuities more attractive to consumers.   Commented David J. Noble, Chairman, Chief Executive Officer and President of AEL, “Our annuity products provide insurance against the risk of market loss to principal and credited interest.  We call that sleep insurance, and at my age of 75, I understand the value of that protection very well.   Consumers deserve choices for their long-term savings, and the insurance industry offers important ones.  There is no question that American Equity’s products can be an excellent part of a solution for protecting retirement income.”

GROSS SPREAD NARROWS WITH MARKET VOLATILITY

The aggregate gross spread of investment yield over cost of money on all AEL annuity products for the first nine months of 2007 was 2.65%, compared to 2.70% for the same period in 2006.  The narrowing of the spread is attributable predominantly to an increase in the cost of money for index annuities.  Sharp increases in equity market volatility during the third quarter of 2007 had a significant impact on pricing for the options AEL purchases to fund the index credits on its index annuities.   The increase in the cost of options contributed to a decline in spread on that product category to 2.67% for the first nine months of 2007 compared to 2.85% for the same period in 2006.

The increase in option costs occurred despite two rate reductions during the quarter.  Equity market volatility abated somewhat toward the end of the third quarter and option pricing declined from the higher levels seen earlier in the quarter.  Whether this decline will persist is unknown.  AEL is in the process of implementing its third round of index annuity renewal rate cuts for 2007, an unprecedented step in the company’s history.

Investment income totaled $183.7 million for the third quarter of 2007 compared to $173.3 million for the same period in 2006, with total invested assets reaching $12.4 billion at September 30, 2007.  The aggregate yield on invested assets remained at 6.09% for the first nine months of 2007, unchanged from the yield reported for the first six months of this year.   New investments during the third quarter included corporate bonds at an average yield of 6.45% and commercial mortgages at an average yield of 6.39%.  The allocation of AEL’s invested assets among asset classes reflects its policy of gradual diversification, but without added credit risk.  The company’s commercial mortgage loan portfolio is of very high credit quality, with no delinquencies, defaults or restructured loans.   Approximately 99% of the company’s bonds are rated Baa or higher.  AEL has net realized gains of approximately $921,000 on sales of assets during the first nine months of 2007.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995.  Forward-looking statements relate to future operations, strategies, financial results or other developments, and are subject to assumptions, risks and uncertainties.  Statements such as “guidance,” “expect,” “anticipate,” “believe,” “goal,” “objective,” “target,” “may,” “should,” “estimate,” “projects,” or similar words as well as specific projections of future results qualify as forward-looking statements.  Factors that may cause our actual results to differ materially from those contemplated by these forward looking statements can be found in the Company’s Form 10-K filed with the Securities and Exchange Commission.   Forward-looking statements speak only as of the date the statement was made and the Company undertakes no obligation to update such forward-looking statements.  There can be no assurance that other factors not currently anticipated by the Company will not materially and adversely affect our results of operations.  Investors are cautioned not to place undue reliance on any forward-looking statements made by us or on our behalf.

CONFERENCE CALL

American Equity will hold a conference call to discuss third quarter 2007 earnings on Thursday, November 1, 2007, at 10 a.m. CDT.   The conference call will be webcast live on the Internet.  Investors and interested parties who wish to listen to the call on the Internet may do so at www.american-equity.com.  The call may also be accessed by telephone at 888-396-2386, passcode 39143327 (international callers, please dial 617-847-8712).   An audio replay will be available shortly after the call on AEL’s web site.  An audio replay will also be available via telephone through November 15, 2007 by calling 888-286-8010, passcode 90099989 (international callers will need to dial 617-801-6888).

ABOUT AMERICAN EQUITY

Founded in 1995, American Equity Investment Life Holding Company is a full-service underwriter of a broad line of annuity and insurance products, with a primary emphasis on the sale of fixed rate and index annuities. The Company has approximately 290 employees and approximately 52,000 agents selling its products in 50 states and District of Columbia.

###

American Equity Investment Life Holding Company

Net Income/Operating Income (Unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006
	(Dollars in thousands, expect per share data)
Revenues:
Traditional life and accident and health insurance premiums	$3,344	$3,313	$9,591	$10,048
Annuity and single premium universal life product charges	12,576	10,756	33,023	29,096
Net investment income	183,732	173,272	528,809	504,839
Realized gains (losses) on investments	325	(273)	921	16
Change in fair value of derivatives	(10,709)	72,280	79,755	60,026
Total revenues	189,268	259,348	652,099	604,025

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	2,360	1,947	6,390	6,614
Interest credited to account balances	165,821	86,572	449,915	272,025
Amortization of deferred sales inducements	3,412	920	21,957	16,595
Change in fair value of embedded derivatives	(34,935)	113,925	(41,161)	65,368
Interest expense on notes payable	4,039	4,175	12,178	17,989
Interest expense on subordinated debentures	5,673	5,796	16,876	16,116
Interest expense on amounts due under repurchase agreements	4,764	10,997	11,842	25,328
Amortization of deferred policy acquisition costs	15,237	11,479	73,095	67,597
Other operating costs and expenses	11,582	9,527	37,076	29,638
Total benefits and expenses	177,953	245,338	588,168	517,270

Income before income taxes	11,315	14,010	63,931	86,755
Income tax expense	3,918	4,593	22,018	30,454
Net income	7,397	9,417	41,913	56,301
Realized (gains) losses on investments, net of offsets	(210)	177	(595)	(10)
Income tax contingency	-	(384)	-	(384)
Net effect of SFAS 133, net of offsets	9,235	9,669	6,564	(1,339)

Operating income (a)	$16,422	$18,879	$47,882	$54,568

Earnings per common share	$0.13	$0.17	$0.74	$1.01
Earnings per common share - assuming dilution	$0.13	$0.16	$0.71	$0.94
Operating income per common share (a)	$0.29	$0.34	$0.84	$0.98
Operating income per common share - assuming dilution (a)	$0.28	$0.32	$0.81	$0.91

Weighted average common shares outstanding (in thousands):
Earnings per common share	56,878	55,684	56,899	55,628
Earnings per common share - assuming dilution	59,774	60,314	60,081	60,589

American Equity Investment Life Holding Company

Operating Income
Three months ended September 30, 2007 (Unaudited)

		Adjustments
	As Reported	Realized Gains	SFAS 133	Operating Income (a)
	(Dollars in thousands, except per share data)
Reserves:
Traditional life and accident and health insurance premiums	$3,344	$-	$-	$3,344
Annuity and single premium universal life product charges	12,576	-	-	12,576
Net investment income	183,732	-	-	183,732
Realized gains on investments	325	(325)	-	-
Change in fair value of derivatives	(10,709)	-	67,041	56,332
Total revenues	189,268	(325)	67,041	255,984

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	2,360	-	-	2,360
Interest credited to account balances	165,821	-	-	165,821
Amortization of deferred sales inducements	3,412	-	5,765	9,177
Change in fair value of embedded derivatives	(34,935)	-	34,935	-
Interest expense on notes payable	4,039	-	(269)	3,770
Interest expense on subordinated debentures	5,673	-	-	5,673
Interest expense on amounts due under repurchase agreements	4,764	-	-	4,764
Amortization of deferred policy acquisition costs	15,237	-	12,539	27,776
Other operating costs and expenses	11,582	-	-	11,582
Total benefits and expenses	177,953	-	52,970	230,923

Income before income taxes	11,315	(325)	14,071	25,061
Income tax expense	3,918	(115)	4,836	8,639

Net income	$7,397	$(210)	$9,235	$16,422

Earnings per common share	$0.13			$0.29
Earnings per common share - assuming dilution	$0.13			$0.28

(a) In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments, the impact of SFAS 133, dealing with fair value changes in derivatives and embedded derivatives, and the impact of the reversal of a portion of a state income tax contingency liability established in the prior year. Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends. We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor's understanding of our underlying results and profitability.

American Equity Investment Life Holding Company
Financial Supplement
September 30, 2007

American Equity Investment Life Holding Company
Financial Supplement – September 30, 2007

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)

	September 30, 2007	December 31, 2006
	(Unaudited)
Assets
Investments:
Fixed maturity securities:
Available for sale, at fair value	$4,885,762	$4,177,029
Held for investment, at amortized cost	5,290,679	5,128,146
Equity securities, available for sale, at fair value	89,839	45,512
Mortgage loans on real estate	1,827,050	1,652,757
Derivative instruments	350,364	381,601
Policy loans	421	419
Total investments	12,444,115	11,385,464

Cash and cash equivalents	19,909	29,949
Coinsurance deposits—related party	1,738,058	1,841,720
Accrued investment income	86,704	68,323
Deferred policy acquisition costs	1,207,562	1,088,890
Deferred sales inducements	539,856	427,554
Deferred income taxes	81,966	73,831
Other assets	56,622	74,392
Total assets	$16,174,792	$14,990,123

American Equity Investment Life Holding Company
Financial Supplement – September 30, 2007

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS (Continued)
(Dollars in thousands)

	September 30, 2007	December 31, 2006
	(Unaudited)
Liabilities and Stockholders’ Equity
Liabilities:
Policy benefit reserves	$14,394,309	$13,207,931
Other policy funds and contract claims	123,817	128,579
Other amounts due to related parties	41,285	45,504
Notes payable	264,092	266,383
Subordinated debentures	268,299	268,489
Amounts due under repurchase agreements	306,657	385,973
Other liabilities	157,302	92,198
Total liabilities	15,555,761	14,395,057

Stockholders’ equity:
Common stock	53,862	53,501
Additional paid-in capital	388,932	389,644
Unallocated common stock held by ESOP	(7,001)	–
Accumulated other comprehensive loss	(49,365)	(38,769)
Retained earnings	232,603	190,690
Total stockholders’ equity	619,031	595,066
Total liabilities and stockholders’ equity	$16,174,792	$14,990,123

American Equity Investment Life Holding Company
Financial Supplement – September 30, 2007

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2007	2006	2007	2006
Revenues:
Traditional life and accident and health insurance premiums	$3,344	$3,313	$9,591	$10,048
Annuity and single premium universal life product charges	12,576	10,756	33,023	29,096
Net investment income	183,732	173,272	528,809	504,839
Realized gains (losses) on investments	325	(273)	921	16
Change in fair value of derivatives	(10,709)	72,280	79,755	60,026
Total revenues	189,268	259,348	652,099	604,025

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	2,360	1,947	6,390	6,614
Interest credited to account balances	165,821	86,572	449,915	272,025
Amortization of deferred sales inducements	3,412	920	21,957	16,595
Change in fair value of embedded derivatives	(34,935)	113,925	(41,161)	65,368
Interest expense on notes payable	4,039	4,175	12,178	17,989
Interest expense on subordinated debentures	5,673	5,796	16,876	16,116
Interest expense on amounts due under repurchase agreements	4,764	10,997	11,842	25,328
Amortization of deferred policy acquisition costs	15,237	11,479	73,095	67,597
Other operating costs and expenses	11,582	9,527	37,076	29,638
Total benefits and expenses	177,953	245,338	588,168	517,270

Income before income taxes	11,315	14,010	63,931	86,755
Income tax expense	3,918	4,593	22,018	30,454
Net income	$7,397	$9,417	$41,913	$56,301

Earnings per common share	$0.13	$0.17	$0.74	$1.01
Earnings per common share - assuming dilution (a)	$0.13	$0.16	$0.71	$0.94
Weighted average common shares outstanding (in thousands):
Earnings per common share	56,878	55,684	56,899	55,628
Earnings per common share - assuming dilution	59,774	60,314	60,081	60,589

(a)
The numerator for earnings per common share - assuming dilution is equal to net income plus the after tax cost of interest on convertible subordinated debentures issued to a subsidiary trust.  The after tax cost of such interest was $262 for the three months ended September 30, 2007, $266 for the three months ended September 30, 2006, $790 for the nine months ended September 30, 2007 and $802 for the nine months ended September 30, 2006.

American Equity Investment Life Holding Company
Financial Supplement – September 30, 2007

Operating Income
Nine months ended September 30, 2007 (Unaudited)

	As Reported	Realized Gain Adjustments	SFAS 133 Adjustments	Operating Income (a)
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$9,591	$–	$–	$9,591
Annuity and single premium universal life product charges	33,023	–	–	33,023
Net investment income	528,809	–	–	528,809
Realized gains on investments	921	(921)	–	–
Change in fair value of derivatives	79,755	–	63,260	143,015
Total revenues	652,099	(921)	63,260	714,438

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	6,390	–	–	6,390
Interest credited to account balances	449,915	–	–	449,915
Amortization of deferred sales inducements	21,957	–	4,092	26,049
Change in fair value of embedded derivatives	(41,161)	–	41,161	–
Interest expense on notes payable	12,178	–	(795)	11,383
Interest expense on subordinated debentures	16,876	–	–	16,876
Interest expense on amounts due under repurchase agreements	11,842	–	–	11,842
Amortization of deferred policy acquisition costs	73,095	–	8,742	81,837
Other operating costs and expenses	37,076	–	–	37,076
Total benefits and expenses	588,168	–	53,200	641,368

Income before income taxes	63,931	(921)	10,060	73,070
Income tax expense	22,018	(326)	3,496	25,188
Net income	$41,913	$(595)	$6,564	$47,882

Earnings per common share	$0.74			$0.84
Earnings per common share – assuming dilution	$0.71			$0.81

(a)
In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments and the impact of SFAS 133, dealing with fair value changes in derivatives and embedded derivatives.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of our underlying results and profitability.

Change in fair value of derivatives:
Proceeds received at expiration or gains recognized upon early termination	$324,462	$–	$324,462
Cost of money for index annuities	(181,620)	–	(181,620)
Change in the difference between fair value and remaining option cost at beginning and end of period	(63,087)	63,260	173
	$79,755	$63,260	$143,015
Index credits included in interest credited to account balances	$331,046		$331,046

American Equity Investment Life Holding Company
Financial Supplement – September 30, 2007

Operating Income
Three months ended September 30, 2007 (Unaudited)

	As Reported	Realized Gain Adjustments	SFAS 133 Adjustments	Operating Income (a)
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$3,344	$–	$–	$3,344
Annuity and single premium universal life product charges	12,576	–	–	12,576
Net investment income	183,732	–	–	183,732
Realized gains on investments	325	(325)	–	–
Change in fair value of derivatives	(10,709)	–	67,041	56,332
Total revenues	189,268	(325)	67,041	255,984

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	2,360	–	–	2,360
Interest credited to account balances	165,821	–	–	165,821
Amortization of deferred sales inducements	3,412	–	5,765	9,177
Change in fair value of embedded derivatives	(34,935)	–	34,935	–
Interest expense on notes payable	4,039	–	(269)	3,770
Interest expense on subordinated debentures	5,673	–	–	5,673
Interest expense on amounts due under repurchase agreements	4,764	–	–	4,764
Amortization of deferred policy acquisition costs	15,237	–	12,539	27,776
Other operating costs and expenses	11,582	–	–	11,582
Total benefits and expenses	177,953	–	52,970	230,923

Income before income taxes	11,315	(325)	14,071	25,061
Income tax expense	3,918	(115)	4,836	8,639
Net income	$7,397	$(210)	$9,235	$16,422

Earnings per common share	$0.13			$0.29
Earnings per common share – assuming dilution	$0.13			$0.28

(a)
In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments and the impact of SFAS 133, dealing with fair value changes in derivatives and embedded derivatives.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of our underlying results and profitability.

Change in fair value of derivatives:
Proceeds received at expiration or gains recognized upon early termination	$122,890	$–	$122,890
Cost of money for index annuities	(66,617)	–	(66,617)
Change in the difference between fair value and remaining option cost at beginning and end of period	(66,982)	67,041	59
	$(10,709)	$67,041	$56,332

Index credits included in interest credited to account balances	$125,500		$125,500

American Equity Investment Life Holding Company
Financial Supplement – September 30, 2007

Operating Income/Net Income
Quarterly Summary – Most Recent 5 Quarters (Unaudited)

	Q3 2007	Q2 2007	Q1 2007	Q4 2006	Q3 2006
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$3,344	$3,190	$3,057	$3,574	$3,313
Annuity and single premium universal life product charges	12,576	11,453	8,994	10,376	10,756
Net investment income	183,732	175,719	169,358	172,799	173,272
Change in fair value of derivatives	56,332	68,821	17,862	38,880	(5,992)
Total revenues	255,984	259,183	199,271	225,629	181,349

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	2,360	2,097	1,933	2,194	1,947
Interest credited to account balances	165,821	168,141	115,953	132,245	86,572
Amortization of deferred sales inducements	9,177	9,124	7,748	8,231	6,843
Interest expense on notes payable	3,770	3,793	3,820	3,737	3,960
Interest expense on subordinated debentures	5,673	5,614	5,589	5,238	5,796
Interest expense on amounts due under repurchase agreements	4,764	3,060	4,018	7,603	10,997
Amortization of deferred policy acquisition costs	27,776	28,405	25,656	27,185	26,635
Other operating costs and expenses	11,582	14,083	11,411	10,780	9,527
Total benefits and expenses	230,923	234,317	176,128	197,213	152,277

Operating income before income taxes	25,061	24,866	23,143	28,416	29,072
Income tax expense	8,639	8,539	8,010	9,650	10,193

Operating income (a)	16,422	16,327	15,133	18,766	18,879
Realized gains (losses) on investments, net of offsets	210	11	374	417	(177)
Income tax contingency	–	–	–	(384)	384
Net effect of SFAS 133, net of offsets	(9,235)	8,251	(5,580)	385	(9,669)

Net income	$7,397	$24,589	$9,927	$19,184	$9,417

Operating income per common share (a)	$0.29	$0.29	$0.27	$0.34	$0.34
Operating income per common share – assuming dilution (a)	$0.28	$0.28	$0.26	$0.32	$0.32
Earnings per common share	$0.13	$0.43	$0.18	$0.34	$0.17
Earnings per common share – assuming dilution	$0.13	$0.41	$0.17	$0.32	$0.16

Weighted average common shares outstanding (in thousands):
Earnings per common share	56,878	57,122	56,693	55,889	55,684
Earnings per common share - assuming dilution	59,774	60,309	60,159	59,926	60,314

(a)
In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments, the impact of SFAS 133, dealing with fair value changes in derivatives and embedded derivatives, and the impact of an income tax contingency liability.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of our underlying results and profitability.

American Equity Investment Life Holding Company
Financial Supplement – September 30, 2007

Capitalization/ Book Value per Share

	September 30, 2007	December 31, 2006
	(Dollars in thousands, except per share data)
Capitalization:
Notes payable	$264,092	$266,383
Subordinated debentures payable to subsidiary trusts	268,299	268,489
Total debt	532,391	534,872

Total stockholders’ equity	619,031	595,066

Total capitalization	1,151,422	1,129,938
Accumulated other comprehensive loss (AOCL)	49,365	38,769
Total capitalization excluding AOCL (a)	$1,200,787	$1,168,707

Total stockholders’ equity	$619,031	$595,066
Accumulated other comprehensive loss	49,365	38,769
Total stockholders’ equity excluding AOCL (a)	$668,396	$633,835

Common shares outstanding (b)	56,205,202	56,144,074

Book Value per Share: (c)
Book value per share including AOCL	$11.01	$10.60
Book value per share excluding AOCL (a)	$11.89	$11.29

Debt-to-Capital Ratios: (d)
Senior debt / Total capitalization	22.0%	22.8%
Adjusted debt / Total capitalization	30.0%	31.3%

(a)
Total capitalization, total stockholders’ equity and book value per share excluding AOCL, non-GAAP financial measures, are based on stockholders’ equity excluding the effect of AOCL.  Since AOCL fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments caused principally by changes in market interest rates, we believe these non-GAAP financial measures provide useful supplemental information.

(b)	Common shares outstanding include shares held by the NMO Deferred Compensation Trust: 2007 - 2,993,148 shares; 2006 - 2,643,148 shares

(c)
Book value per share including and excluding AOCL is calculated as total stockholders’ equity and total stockholders’ equity  excluding AOCL divided by the total number of shares of common stock outstanding.

(d)
Debt-to-capital ratios are computed using total capitalization excluding AOCL.  Adjusted debt includes notes payable and the portion of the total subordinated debentures payable to subsidiary trusts outstanding (qualifying trust preferred securities) that exceeds 15% of total capitalization including AOCL.

American Equity Investment Life Holding Company
Financial Supplement – September 30, 2007

Annuity Deposits by Product Type

	Nine Months Ended September 30,		Year Ended December 31,
Product Type	2007	2006	2006
	(Dollars in thousands)
Index Annuities:
Index Strategies	$1,176,547	$914,552	$1,160,467
Fixed Strategy	392,182	466,946	626,791
	1,568,729	1,381,498	1,787,258
Fixed Rate Annuities:
Single-Year Rate Guaranteed	37,840	62,029	76,164
Multi-Year Rate Guaranteed	4,211	4,733	6,544
	42,051	66,762	82,708
Total before coinsurance ceded	1,610,780	1,448,260	1,869,966
Coinsurance ceded	1,461	2,324	2,859
Net after coinsurance ceded	$1,609,319	$1,445,936	$1,867,107

Surrender Charge Protection and Account Values by Product Type

Annuity Surrender Charges and Net (of coinsurance) Account Values at September 30, 2007

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%

Index Annuities	14.0	11.3	15.0%	$10,297,949	83.3%
Single-Year Fixed Rate Guaranteed Annuities	10.6	5.4	8.3%	1,552,202	12.6%
Multi-Year Fixed Rate Guaranteed Annuities	7.0	3.1	6.0%	509,448	4.1%

	13.3	10.2	13.7%	$12,359,599	100.0%

American Equity Investment Life Holding Company
Financial Supplement – September 30, 2007

Annuity Liability Characteristics

	Fixed Annuities Account Value	Index Annuities Account Value
	(Dollars in thousands)
SURRENDER CHARGE PERCENTAGES (1):
No surrender charge	$182,214	$86,214
0.0% < 2.0%	14,711	676
2.0% < 3.0%	82,398	13,144
3.0% < 4.0%	30,017	25,711
4.0% < 5.0%	142,989	108,651
5.0% < 6.0%	34,716	61,332
6.0% < 7.0%	167,892	276,683
7.0% < 8.0%	263,408	450,553
8.0% < 9.0%	326,827	422,504
9.0% < 10.0%	254,420	487,110
10.0% or greater	562,058	8,365,371
	$2,061,650	$10,297,949

	Fixed and	Weighted
	Index	Average
	Annuities	Surrender
	Account Value	Charge
	(Dollars in thousands)
SURRENDER CHARGE EXPIRATION BY YEAR
Out of Surrender Charge	$268,428	0.00%
2007	36,141	3.57%
2008	118,262	4.27%
2009	381,542	7.01%
2010	433,833	6.27%
2011	401,586	6.88%
2012	595,314	7.63%
2013	729,709	8.11%
2014	659,253	9.43%
2015	631,661	11.54%
2016	824,126	12.51%
2017	973,218	13.42%
2018	736,847	14.19%
2019	481,374	14.28%
2020	602,131	15.62%
2021	672,439	17.09%
2022	1,323,971	18.93%
2023	2,199,444	19.78%
2024	290,320	20.00%
	$12,359,599	13.65%

American Equity Investment Life Holding Company
Financial Supplement – September 30, 2007

Annuity Liability Characteristics

	Fixed Annuities Account Value	Index Annuities Account Value
	(Dollars in thousands)
APPLICABLE GUARANTEE PERIOD:
Annual reset (2)	$1,789,676	$10,167,329
Multi-year (3 - 5 years)	271,974	130,620
	$2,061,650	$10,297,949

ULTIMATE MINIMUM GUARANTEE RATE (3):
2.00	$–	$1,520
2.20	4,801	93,702
2.25 (3)	243,925	2,723,576
3.00	1,718,519	5,873,685
3.50 (4)	–	1,605,466
4.00	94,405	–
	$2,061,650	$10,297,949

CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL (5) (6):
No differential	$88,970	$–
›0.0%-0.5%	1,335,593	1,242,316
›0.5%-1.0%	350,973	1,031,059
›1.0%-1.5%	166,471	126,268
›1.5%-2.0%	28,472	260
›2.0%-2.5%	61,452	410
›2.5%-3.0%	14,842	–
Greater than 3.0%	14,877	–
Index strategies	–	7,897,636
	$2,061,650	$10,297,949

(1)	In addition, $1,309,186 (64%) of the Fixed Annuities Account Value have market value adjustment protection.
(2)
The contract features for substantially all of the Index Annuities Account Value provide for the annual reset of contractual features that effect the cost of money.  The contract features for less than .5% of the Index Annuities Account Value are reset every two years.

(3)	Products have a guarantee of 2.25% for the first 10 years, and 3.00% thereafter.
(4)
Rates applicable to the minimum guaranteed surrender value are 3.50% for the first 5 years, and 3.00% thereafter (applied to less than 100% of the annuity deposits received).  Minimum guaranteed rates for amounts allocated to the fixed rate strategy are 2.25% for the first 10 years, and 3.00% thereafter.

(5)	Recent issues may contain bonus interest rates ranging from 1.0% to 3.0%.
(6)
Includes products with multi-year guarantees for which the credited rate cannot be decreased to the ultimate minimum guaranteed rate until the end of the multi-year period.  The weighted average differential between the current credited rate and the ultimate minimum guaranteed rate on the multi-year guarantee fixed annuity account values was approximately 143 basis points.

American Equity Investment Life Holding Company
Financial Supplement – September 30, 2007

Spread Results

	Nine Months Ended September 30,		Year Ended December 31,
	2007	2006	2006
Average yield on invested assets	6.09%	6.13%	6.14%
Cost of Money
Aggregate	3.44%	3.43%	3.41%
Average net cost of money for index annuities	3.42%	3.28%	3.28%
Average crediting rate for fixed rate annuities:
Annually adjustable	3.28%	3.25%	3.25%
Multi-year rate guaranteed	4.18%	4.94%	4.81%

Investment spread:
Aggregate	2.65%	2.70%	2.73%
Index annuities	2.67%	2.85%	2.86%
Fixed rate annuities:
Annually adjustable	2.81%	2.88%	2.89%
Multi-year rate guaranteed	1.91%	1.19%	1.33%

American Equity Investment Life Holding Company
Financial Supplement – September 30, 2007

Summary of Invested Assets

	September 30, 2007		December 31, 2006
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Fixed maturity securities:
United States Government full faith and credit	$2,786	–	$2,746	–
United States Government sponsored agencies	8,140,901	65.4%	7,966,485	70.0%
Public utilities	148,080	1.2%	137,461	1.2%
Corporate securities	1,031,534	8.3%	643,850	5.6%
Redeemable preferred stocks	191,847	1.6%	135,933	1.2%
Mortgage and asset-backed securities:
Government	75,085	0.6%	67,883	0.6%
Non-Government	586,208	4.7%	350,817	3.1%
Total fixed maturity securities	10,176,441	81.8%	9,305,175	81.7%
Equity securities	89,839	0.7%	45,512	0.4%
Mortgage loans on real estate	1,827,050	14.7%	1,652,757	14.5%
Derivative instruments	350,364	2.8%	381,601	3.4%
Policy loans	421	–	419	–
	$12,444,115	100.0%	$11,385,464	100.0%

American Equity Investment Life Holding Company
Financial Supplement – September 30, 2007

Credit Quality of Fixed Maturity Securities

		September 30, 2007		December 31, 2006
NAIC Designation	Rating Agency Equivalent	Carrying Amount	Percent	Carrying Amount	Percent
		(Dollars in thousands)

1	Aaa/Aa/A	$9,193,502	90.3%	$8,643,440	92.9%
2	Baa	869,027	8.6%	556,218	6.0%
3	Ba	89,629	0.9%	88,896	0.9%
4	B	24,283	0.2%	12,022	0.1%
5	Caa and lower	–	–	–	–
6	In or near default	–	–	4,599	0.1%
		$10,176,441	100.0%	$9,305,175	100.0%

Watch List Securities - September 30, 2007

Issuer	Type of Security	Amortized Cost	Unrealized Loss	Estimated Fair Value	Maturity Date
		(Dollars in thousands)
Tribune Co.	Corporate Bond	$9,690	$(2,372)	$7,318	08/15/2015
Stingray Pass-Thru Trust	Corporate Bond	14,027	(3,457)	10,570	01/12/2015
Countrywide - FHA/VA	Mortgage-Backed Security	2,813	(708)	2,105	06/25/2035
Northstar Realty Finance	Preferred Stock	7,250	(1,580)	5,670	Perpetual
Arbor Realty Trust Inc.	Common Stock	1,935	(613)	1,322	N/A
Quadra Realty Trust Inc.	Common Stock	1,500	(547)	953	N/A
		$37,215	$(9,277)	$27,938

American Equity Investment Life Holding Company
Financial Supplement – September 30, 2007

Mortgage Loans by Region and Property Type

	September 30, 2007		December 31, 2006
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Geographic distribution
East	$422,894	23.1%	$364,977	22.1%
Middle Atlantic	127,714	7.0%	115,930	7.0%
Mountain	301,532	16.5%	267,808	16.2%
New England	44,706	2.5%	43,228	2.6%
Pacific	128,843	7.1%	132,085	8.0%
South Atlantic	304,007	16.6%	299,373	18.1%
West North Central	340,018	18.6%	290,592	17.6%
West South Central	157,336	8.6%	138,764	8.4%
	$1,827,050	100.0%	$1,652,757	100.0%

Property type distribution
Office	$554,237	30.4%	$508,093	30.7%
Medical Office	97,178	5.3%	78,147	4.7%
Retail	415,179	22.7%	389,534	23.6%
Industrial/Warehouse	421,776	23.1%	381,248	23.1%
Hotel	106,278	5.8%	71,510	4.3%
Apartments	89,843	4.9%	91,190	5.5%
Mixed use/other	142,559	7.8%	133,035	8.1%
	$1,827,050	100.0%	$1,652,757	100.0%

American Equity Investment Life Holding Company
Financial Supplement – September 30, 2007

Shareholder Information

Corporate Offices:
American Equity Investment Life Holding Company
5000 Westown Parkway Suite 440
West Des Moines, IA 50266

Inquiries:
D.J. Noble, Chairman
(515) 457-1703, dnoble@american-equity.com

Debra J. Richardson, Senior Vice President
(515) 273-3551, drichardson@american-equity.com

John M. Matovina, Vice Chairman
(515) 457-1813, jmatovina@american-equity.com

Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

				Dividend
2007	High	Low	Close	Declared
First Quarter	$14.07	$12.17	$13.13	$0.00
Second Quarter	$13.97	$11.37	$12.08	$0.00
Third Quarter	$12.55	$9.51	$10.65	$0.00

2006
First Quarter	$14.34	$12.76	$14.34	$0.00
Second Quarter	$14.60	$10.66	$10.66	$0.00
Third Quarter	$12.55	$10.07	$12.27	$0.00
Fourth Quarter	$13.44	$11.90	$13.03	$0.05

2005
First Quarter	$12.92	$10.14	$12.79	$0.00
Second Quarter	$12.79	$10.08	$11.88	$0.00
Third Quarter	$11.96	$10.41	$11.35	$0.00
Fourth Quarter	$13.06	$10.83	$13.05	$0.04

Transfer Agent:

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com

Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Julie L. LaFollette, Investor Relations, at (515) 273-3602 or by visiting our web site at www.american-equity.com.

American Equity Investment Life Holding Company
Financial Supplement – September 30, 2007

Research Analyst Coverage

Steven Schwartz
Raymond James & Associates, Inc.
(312) 612-7686
steven.schwartz@raymondjames.com

Mark Finkelstein
Fox-Pitt Kelton
Cochran Caronia Waller
(312) 425-4079
mfinkelstein@ccwco.com

Richard Sbaschnig
Oppenheimer & Co., Inc.
(212) 668-4474
richard.sbaschnig@opco.com

Elizabeth C. Malone
KeyBanc Capital Markets
(917) 368-2230
bmalone@keybanccm.com

Keith F. Walsh
Citigroup Investment Research
(212) 816-5452
keith.f.walsh@citigroup.com

Randy Binner
Friedman, Billings, Ramsey & Co., Inc.
(703) 312-1890
rbinner@fbr.com